UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

August 1, 2006
Date of Report (Date of Earliest Event Reported)


 CSAB Mortgage-Backed Trust 2006-1
(Exact name of issuing entity as specified in its charter)


 DLJ Mortgage Capital, Inc.
(Exact name of Sponsor as specified in its charter)


 Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of Depositor as specified in its charter)


New York              333-130884-08             54-2196863
(State or Other       (Commission               54-2196867
Jurisdiction of        File Number)             (IRS Emplyer
Incorporation)                                   Identification No)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee

On August 1, 2006 and pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling Agreement"), by and among Credit Suisse First Boston Mortgage Securities Corp. as Depositor, DLJ Mortgage Capital, Inc. as Seller, Wells Fargo Bank N.A. ("Wells Fargo") as Servicer, Master Servicer and Trust Administrator, Select Portfolio Servicing, Inc. ("SPS") as Servicer and Special Servicer and U.S. Bank National Association as Trustee, the servicing of the SPS Serviced Mortgage Loans was transferred from SPS to Wells Fargo. Capitalized terms used, but not otherwise defined, shall have the respective meanings assigned to such terms in the Pooling
Agreement.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 CSAB Mortgage-Backed Trust 2006-1
(Registrant)

By:  Credit Suisse First Boston Mortgage Securities Corp. as Depositor
By: /s/ Peter Sack
By: Peter Sack, Vice President
Date: August 4, 2006